UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  June 11, 2007


                                  ULTICOM, INC.

             (Exact name of registrant as specified in its charter)


        NEW JERSEY                     0-30121                   22-2050748

(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)


                                1020 Briggs Road,
                            Mount Laurel, New Jersey
                                      08054

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (856) 787-2700


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On June 11, 2007, Ulticom Inc. (the "Company") issued a press release announcing selected unaudited financial information for the fiscal quarter ended April 30, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2. the foregoing information and the information set forth in Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information disclosed under Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by a specific reference in such filing.

ITEM 8.01   OTHER EVENTS.

On June 11, 2007, the Company filed a Form 12b-25 with the Securities and Exchange Commission indicating that its Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2007 was not filed on its due date of June 11, 2007. The Company will not seek a 5-day filing extension because it does not believe it could file the Quarterly Report by the end of the extension period as a result of the ongoing investigation relating to certain of the Company's historical accounting practices.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)   EXHIBITS:



            Exhibit No.                              Description
            -----------                              -----------
                99.1          Press Release of Ulticom, Inc. dated June 11, 2007










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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ULTICOM, INC.


Date:  June 11, 2007                         By:  /s/  Mark Kissman
                                                --------------------------------
                                             Name:   Mark Kissman
                                             Title:  Chief Financial Officer
                                                     and Senior Vice President



















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                                  EXHIBIT INDEX


Exhibit No.             Description
-----------             -----------

   99.1     Press Release of Ulticom, Inc. dated June 11, 2007





















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